UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. 1 )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                          London Pacific Group Limited
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
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          was paid  previously.  Identify  the previous  filing by  registration
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SEC 1913 (3-99)

PRELIMINARY COPIES
                          LONDON PACIFIC GROUP LIMITED
                          Minden House, 6 Minden Place
                           St. Helier, Jersey JE2 4WQ
                                 Channel Islands



                                 April 17, 2003


Dear ADR holder:

     You are cordially invited to attend the Annual General Meeting of Shareholders of London Pacific Group Limited to be held at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands on Thursday, June 12, 2003, at 9:00 a.m. local time.

     Details of the business to be conducted at the meeting are given in the attached Notice of Annual General Meeting of Shareholders and Proxy Statement.

     As an ADR holder you are not entitled to vote directly at the meeting, however, the ADR Depositary, The Bank of New York, is obligated to vote the shares it holds on your behalf in accordance with your instructions. Whether or not you plan to attend the meeting, it is important that your interests be represented and voted at the meeting. Accordingly, please sign, date and return the enclosed proxy card to The Bank of New York (in the accompanying envelope). In order for your proxy instructions to be valid, they must be received by The Bank of New York on or before June 5, 2003. You may revoke or amend your proxy for any reason provided that such change is received by The Bank of New York on or before June 5, 2003.

     Thank you for your interest in London Pacific Group Limited.

Sincerely,


/s/R.W. Green
Ronald W. Green                             [LOGO]
Secretary

                          LONDON PACIFIC GROUP LIMITED
                          Minden House, 6 Minden Place
                           St. Helier, Jersey JE2 4WQ
                                 Channel Islands


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS


To the ADR holders of London Pacific Group Limited:

     NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of London Pacific Group Limited (the "Company") will be held at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands on Thursday, June 12, 2003, at 9:00 a.m. local time, for the following purposes:

Ordinary Business
1. To receive the report of the directors and the financial statements for the year ended December 31, 2002, together with the report of the independent auditors thereon.

2.   To re-elect a director, Mr. John Clennett, who is retiring by rotation.

3. To re-appoint BDO International and BDO Seidman, LLP as independent auditors of the Company for the year ending December 31, 2003 and to authorize the directors to fix their remuneration.

Special Business
4. To consider and if thought fit pass the following resolution as a special resolution: that the name of the Company be changed to "Berkeley Technology Limited."

Other Business
5.   To act on any other matters that may properly come before the meeting.

     The Board of Directors knows of no other matters which may be presented for shareholder action at the meeting. To date, no shareholder proposals have been received by the Company. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

     Holders of our Ordinary Shares are entitled to twenty-one (21) clear days notice of, and to vote at, the Annual General Meeting and any adjournment thereof. Only ADR holders of record at the close of business on April 9, 2003 are entitled to notice of, to attend and to have their vote counted at the Annual General Meeting and any adjournment thereof. ADR holders are not entitled to vote directly at the meeting; however, the ADR Depositary, The Bank of New York, is obligated to vote the shares it holds on behalf of the ADR holders in accordance with their instructions. Accordingly, please sign, date and return the enclosed proxy card to The Bank of New York (in the accompanying envelope). IN ORDER FOR YOUR PROXY INSTRUCTIONS TO BE VALID, THEY MUST BE RECEIVED BY THE BANK OF NEW YORK ON OR BEFORE JUNE 5, 2003. A copy of our Annual Report to Shareholders for the year ended December 31, 2002, which contains audited consolidated financial statements and other information, accompanies this Notice and the enclosed Proxy Statement. All ADR holders are cordially invited to attend the meeting.


By Order of the Board of Directors

/s/R.W. Green


Ronald W. Green
Secretary

April 17, 2003

                          LONDON PACIFIC GROUP LIMITED
                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------
                        ABOUT THE ANNUAL GENERAL MEETING


General

     This Proxy Statement and the accompanying proxy card are being mailed to ADR holders of London Pacific Group Limited (the "Company" and, together with its subsidiaries, the "Group") on or about April 17, 2003, in connection with the solicitation of proxies by our Board of Directors for use at the Annual General Meeting of Shareholders to be held on June 12, 2003 (the "Meeting"), or at any adjournments thereof. The Meeting will be held at 9:00 a.m. local time, at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands.

Proxies

     The proxy card accompanying this Proxy Statement, which instructs The Bank of New York as ADR Depositary (the "ADR Depositary"), is solicited by our Board of Directors. ADRs represented by properly executed proxies received by the ADR Depositary in time for the Meeting will be voted in accordance with the choices specified in the proxies. Any ADR holder giving a proxy has the power to revoke it prior to its exercise by giving notice of revocation to the ADR Depositary in writing, or by executing and delivering to the ADR Depositary a later dated proxy. However, such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Proxy instructions, amendments or revocations must therefore be received by the ADR Depositary on or before June 5, 2003.

Solicitation

     The cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and any other related materials used in the solicitation of proxies will be borne by us. In addition to soliciting by mail, our directors, officers and employees, without receiving any additional compensation, may solicit proxies personally, by telephone or facsimile. Except as described above, we do not presently intend to solicit proxies other than by mail.

     Also enclosed herewith is a copy of our Annual Report to Shareholders for the year ended December 31, 2002.

Voting and Quorum at the Annual General Meeting

     Holders of ADRs should complete and return the enclosed proxy card in accordance with the terms provided thereon not later than the close of business on June 5, 2003. The close of business on April 9, 2003 has been fixed as the record date for the determination of the holders entitled to give instructions of voting rights at the Meeting and any adjournment thereof. Under the depositary agreement between us and the ADR Depositary, the ADR Depositary shall not vote or attempt to exercise the right to vote that attaches to the Ordinary Shares other than in accordance with such instructions.

     Two shareholders present in person or by proxy and entitled to vote shall be a quorum for all purposes. If a quorum is present, directors are elected and all other matters are decided upon by a show of hands, unless before or upon the declaration of the results, a poll is demanded by the Chairman of the Meeting or by at least three shareholders or by one or more shareholders representing not less than one-tenth of the total voting rights of shareholders. If a poll is taken, every shareholder who is present in person by representative or proxy shall have one vote for every share of which he or she is the holder. Cumulative voting in the election of directors is not permitted.

     Proposals 1 to 3 which are described below are ordinary resolutions. Proposal 4 is a special resolution. The approval of an ordinary resolution requires the affirmative vote of a majority of the votes cast at the Meeting. The approval of a special resolution requires an affirmative vote of at least two-thirds of the votes cast at the Meeting. Accordingly, abstentions and broker non-votes will have no effect on any resolution voted on at the Meeting.

     As of March 24, 2003, there were 64,439,073 Ordinary Shares outstanding and 1,761,208 ADRs outstanding, representing 17,612,080 of those Ordinary Shares or 27.3% of the Company's total outstanding shares. Each Ordinary Share carries one vote in a poll. Each ADR carries ten votes indirectly through each Ordinary Share held by the ADR Depositary on the ADR holder's behalf.

     For the purposes of this Proxy Statement, the term "vote" shall refer to either a vote by a holder of Ordinary Shares or instructions to the ADR Depositary by a holder of ADRs.

          PROPOSAL 1 - REPORT OF THE DIRECTORS AND FINANCIAL STATEMENTS

     To receive the report of the directors and the financial statements for the year ended December 31, 2002, together with the report of the independent auditors thereon.

     Our Articles of Association provide that each year the above shall be presented before a General Meeting of Shareholders. The Board of Directors recommends a vote FOR the acceptance of the report of the directors and financial statements for the year ended December 31, 2002, together with the report of the independent auditors thereon.

                        PROPOSAL 2 - ELECTION OF DIRECTOR

     To re-elect a director, Mr. John Clennett, who is retiring by rotation.

     Our Articles of Association provide that at each Annual General Meeting, one-third (or the number nearest to but not exceeding one-third) of the directors other than Arthur I. Trueger, who, as he is also our managing director, does not retire by rotation nor is counted in calculating the number of directors to retire by rotation, shall retire from office by rotation. Under our Articles of Association, there shall be no less than three directors. The directors (other than Mr. Trueger) are elected to hold office until they are subject to retirement by rotation. John Clennett, the nominated director for 2003, has informed us that he is willing to serve as a director. No person other than a director retiring at the meeting shall, unless recommended by our Board of Directors, be eligible for election to the office of director at any Annual General Meeting unless not less than seven, nor more than twenty-eight (28) days, before the date appointed for the meeting, a notice in writing signed by a shareholder, and a notice in writing signed by that person of his willingness to be elected, has been left at our registered office in Jersey.

     Our Board of Directors may appoint any person to be a director, either to fill a casual vacancy or as an additional director. Any director so appointed shall hold office only until the next Annual General Meeting and shall then be eligible for re-appointment, but shall not be taken into account in determining the directors who are to retire by rotation at such meeting.

     The following director, already being a member of our Board of Directors and eligible for re-election, retires by rotation and is nominated for re-election at this Annual General Meeting.

John Clennett                   Mr.  Clennett, age 79, has been a  non-executive
                                director  since the  Company's  incorporation in
                                January 1985. He  is  a  director  of  Ashburton
                                Replica Portfolio  Limited and  Ashburton  Money
                                Market  Funds  Limited.   He  was a  director of
                                Ansbacher (Jersey) Limited until 2000. He is a member of the Institute of Chartered Accountants in England and Wales and of the Chartered
                                Institute of Management Accountants. Prior to his retirement in 1983, he was Treasurer of the States of Jersey. Mr. Clennett is a member of the Audit Committee.

     Subject to re-election, Mr. Clennett will be required to retire by rotation again at the Annual General Meeting in 2007, provided that no additional directors are appointed, or existing directors resign, before that time.

     The Board of Directors recommends a vote FOR the re-election of John Clennett as a director.

                PROPOSAL 3 - APPOINTMENT OF INDEPENDENT AUDITORS

     To re-appoint BDO International and BDO Seidman, LLP as our independent auditors for the year ending December 31, 2003 and to authorize the directors to fix their remuneration.

     We expect that representatives of BDO International will be present at the Annual General Meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions. BDO International and BDO Seidman, LLP were appointed as our auditors in July 2002.

     The Board of Directors recommends a vote FOR the proposal to re-appoint BDO International and BDO Seidman, LLP as our independent auditors for the year ending December 31, 2003.

                       PROPOSAL 4 - CHANGE OF COMPANY NAME

     The Group's operating structure has changed significantly over the last year due to the expected completion of the sale of Berkeley Capital Management and the loss of the U.S. life insurance company. Venture capital is the foundation of the Group and has been an integral part of its strategy in recent years. Since the early 1980s, Berkeley International Capital Corporation has arranged over $1.9 billion of placements in the private capital markets on behalf of Group companies and clients. These placements included investments in America Online, Oracle Corporation, Cadence Design Systems, Inc., Cypress Semiconductor, Inc. and Packeteer, Inc. Although the recent market environment for venture capital has been very weak, we expect opportunities for investments in venture capital to increase in the future. The Group will be seeking shareholder approval to change its name back to Berkeley Technology Limited, which was the name of the Group in 1985 when it first became a public company on the London Stock Exchange.

     The Board of Directors recommends a vote FOR the change of the Company name to "Berkeley Technology Limited."


                        BOARD OF DIRECTORS AND COMMITTEES

     Biographical information about each director continuing in office is provided below:


Arthur I. Trueger               Mr.  Trueger,  age  54, is  the  founder  and  a
Executive Chairman              principal  shareholder  of London Pacific  Group
                                Limited. He has worked for us for more than 26 years and holds A.B., M.A. and J.D. degrees from the University of California.

Director continuing in office for a term expiring in 2004:

The Viscount Trenchard          Lord Trenchard, age 52, has been a non-executive
                                director since August 1999. He is joint Chairman
                                of The Japan Society, a Trustee of The Royal Air
                                Force Benevolent Fund, a director of AC European
                                Finance Limited and  Chairman of The Dejima Fund
                                Limited. He was a director of Robert Fleming and
                                Co.  Limited,   or    one   of   its   principal
                                subsidiaries, from  1996  to  2000, where he was
                                also  head   of  Japanese   Investment  Banking.
                                Previously,  he  was  a  director  of  Kleinwort
                                Benson  Limited from  1986 to 1996, whose  Tokyo
                                office he managed for many years. Lord Trenchard
                                is  a  member  of   the   Audit   and   Business
                                Development Committees.

Directors continuing in office for terms expiring between 2005 - 2006:

Victor A. Hebert                Mr.  Hebert,  age 65, has  been a  non-executive
Deputy Chairman                 director since  the  Company's  incorporation in
                                January 1985 and Deputy Chairman  since February
                                1996.  He  is a  senior  member of the  law firm
                                Heller,  Ehrman,  White &  McAuliffe LLP  in San
                                Francisco, California, having joined the firm in 1962. He also serves as a director of Foster
                                Wheeler Ltd, a global engineering construction and project development company, as a director and Secretary to California & Washington Co., and as Secretary to Nextest Systems Corporation.
                                Mr. Hebert  is  a  member  of  the  Compensation
                                Committee.

Harold E. Hughes, Jr.           Mr. Hughes,  age 57, has  been  a  non-executive
                                director since January 1987.  Previously, he was
                                Chairman  of   Pandesic  Company,  an  eCommerce
                                software   supplier   owned  jointly   by  Intel
                                Corporation  and SAP,  from 1997 to 2000.  Prior
                                to   Pandesic,   he   was   employed   by  Intel
                                Corporation for 23 years, during which time he held a number of positions in financial and operational management. Mr Hughes is a member of the Audit, Business Development and Compensation
                                Committees.

     One of the above directors is required to retire in each of the years 2005 and 2006. These retirement dates assume that no additional directors are appointed, or existing directors resign, during the period. Retiring directors are eligible for re-election.

Meetings of the Board

     Our Board of Directors held seven meetings during 2002. The Board has three committees: Audit, Compensation and Business Development. With the exception of the Business Development Committee, each of the Committees held meetings during 2002. Director attendance at these meetings averaged 98% during 2002. Each director attended 75% or more of the total number of meetings of the Board and the committees on which he served.

Committees of the Board

Audit Committee

Members: Harold E. Hughes, Jr. (Chairman), John Clennett, The Viscount Trenchard (appointed November 14, 2002), Gary L. Wilcox (Chairman, retired November 14,
2002)

     Our Board of Directors adopted a written charter for the Audit Committee that was included with the Proxy Statement issued on April 2, 2001. The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the adequacy of (i) the financial reporting process (including reviewing the selection, application and disclosure of critical accounting policies), (ii) financial information that will be provided to shareholders and others, (iii) the systems of internal financial controls that management and the Board have established, and (iv) our audit process and to consider issues raised by the independent auditors. In addition, the Audit Committee is responsible for considering and recommending the appointment of, and reviewing fee arrangements with, our independent auditors. The Audit Committee is comprised of three independent directors. During 2002, the Audit Committee met four times.

Compensation Committee

Members: Victor A. Hebert, Harold E. Hughes, Jr. (appointed March 28, 2003), Gary L. Wilcox (retired December 23, 2002)

     The Compensation Committee approves all elements of compensation for the Executive Chairman, including bonuses, other than grants of share options. The Compensation Committee recommends all grants of share options for the Executive Chairman, executive officers and employees to the Trustees of The London Pacific Group 1990 Employee Share Option Trust. During 2002, the Compensation Committee met twice.

Business Development Committee

Members:  Harold E. Hughes, Jr., The Viscount Trenchard

     The Business Development Committee was established on March 31, 2001 for the purpose of dealing generally with all aspects of new business areas, including expanding existing business internationally. Formal committee meetings are not generally held, as individual committee members undertake specific responsibilities for areas of new business development. During 2002, the Business Development Committee did not hold any meetings.


                             Directors' Compensation

Annual Compensation

     With effect from January 1, 2003, all directors' fees were reduced. Each director receives a base annual fee of $3,750, except for the Executive Chairman who, effective June 30, 2001, no longer receives this fee. The Deputy Chairman receives an additional annual fee of $5,000. Each director on the Audit
Committee and Compensation Committee receives an additional annual fee of $3,750, and each director on the Business Development Committee receives an additional annual fee of $5,000. John Clennett and Lord Trenchard receive an additional annual fee of $6,250 and $10,000, respectively, for administrative duties performed for the Company in Jersey.

Share Option Plan

     Under The London Pacific Group 1990 Employee Share Option Trust, a non-executive director may be granted options to purchase our Ordinary Shares, generally at an option exercise price equal to the market value of the Ordinary Shares as of the date of the grant. Options expire seven or ten years from the date of grant. Under this plan, no options were granted to non-executive directors during 2002.

     The Executive Chairman makes recommendations to the Trustees of The London Pacific Group 1990 Employee Share Option Trust in relation to such grants to the non-executive directors.


               LEGAL PROCEEDINGS INVOLVING OFFICERS AND DIRECTORS

     No material legal proceedings have been made against any of our executive officers or directors with respect to their duties to the Company.

             INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL
                 SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to beneficial ownership of Ordinary Shares as of March 24, 2003 for each person who is known by us to own beneficially more than 5% of the Ordinary Shares (including Ordinary Shares underlying ADRs), for directors and executive officers named in the Summary Compensation Table on page 8 of this Proxy Statement, and for all directors and executive officers as a group.

                                                         Amount and Nature of Ownership (1)
                                     -----------------------------------------------------------------------------
                                                            Options
                                        Number of         Exercisable         Total Shares         Percent of
                                         Ordinary       Within 60 Days of     Beneficially        Outstanding
            Name                       Shares Owned     March 24, 2003 (2)       Owned          Ordinary Shares
------------------------------------------------------------------------------------------------------------------

Arthur I. Trueger                       19,260,693          3,000,000          22,260,693               34.5%
650 California Street, Suite 2800
San Francisco, California 94108
------------------------------------------------------------------------------------------------------------------
The London Pacific Group
1990 Employee Share
Option Trust (2) (3)                    13,247,181                  -          13,247,181               20.6%
Whiteley Chambers, Don Street
St. Helier, Jersey JE4 9WG
Channel Islands
------------------------------------------------------------------------------------------------------------------
Victor A. Hebert (4)                        45,000             40,000              85,000                   *
------------------------------------------------------------------------------------------------------------------
John Clennett                                5,450             20,000              25,450                   *
------------------------------------------------------------------------------------------------------------------
Harold E. Hughes, Jr.                            -             60,000              60,000                   *
------------------------------------------------------------------------------------------------------------------
The Viscount Trenchard                           -             40,000              40,000                   *
------------------------------------------------------------------------------------------------------------------
Ian K. Whitehead                               400          1,334,000           1,334,400                2.1%
------------------------------------------------------------------------------------------------------------------
All directors and executive
  officers as a group (2)               19,311,543          4,494,000          23,805,543               36.9%
------------------------------------------------------------------------------------------------------------------

* Amounts represent less than one percent.

(1) Except as described in footnote (4) below, each director and executive officer has sole voting and investment power with respect to his shares.

(2) The shares underlying the 4,494,000 options exercisable are also included in the 13,247,181 shares held by The London Pacific Group 1990 Employee Share Option Trust.

(3) The Trustees of The London Pacific Group 1990 Employee Share Option Trust are entitled to notice of, and to vote at the Meeting, with each share entitling them to one vote. The Trust has waived its entitlement to dividends on any shares held. Victor A. Hebert, Deputy Chairman and a non-executive director, is one of the four trustees of the Trust.

(4) The number of Ordinary Shares owned by Mr. Hebert includes 40,000 shares held in a pension and profit sharing trust for the benefit of Mr. Hebert over which he has shared voting and investment power. The total number of shares beneficially owned by Mr. Hebert does not include any shares owned by The London Pacific Group 1990 Employee Share Option Trust, of which Mr. Hebert is one of the four trustees, and as to which shares Mr. Hebert disclaims any beneficial interest, except for his options covering 40,000 shares.

                            EQUITY COMPENSATION PLANS

     The following table is a summary of selected information for our equity compensation plans as of December 31, 2002.

                                                                                                 Number of Shares
                                            Number of Shares to        Weighted Average   Remaining Available for
                                        be Issued Upon Exercise       Exercise Price of     Future Issuance Under
                                        of Outstanding Options,    Outstanding Options,       Equity Compensation
                                            Warrants and Rights     Warrants and Rights                     Plans
-----------------------------------------------------------------------------------------------------------------

Equity compensation plans
  approved by shareholders (1)                       13,575,312(3)                $3.10                      (3)
-----------------------------------------------------------------------------------------------------------------
Equity compensation plans not
  approved by shareholders (2)                          388,100(3)                 3.73                      (3)
-----------------------------------------------------------------------------------------------------------------
Total                                                13,963,412                   $3.12
-----------------------------------------------------------------------------------------------------------------

(1) Relates to The London Pacific Group 1990 Employee Share Option Trust.

(2) Relates to the Agent Loyalty Opportunity Trust which provides for the granting of stock appreciation rights on the Company's Ordinary Shares to London Pacific Life & Annuity Company's insurance agents.

(3) Our equity compensation plans do not contain a limit on the number of options that may be granted to employees. However, the plans do not allow for the issuance of previously authorized and unissued shares to meet the obligations of the plans upon an employee option exercise. When an option is granted, the trust that administers the plan borrows funds from us or one of our subsidiaries and uses those funds to purchase the number of shares underlying the option grant. The maximum loan allowed in any given year is equal to 5% of the Group's consolidated net assets as of the end of the previous fiscal year.

                             EXECUTIVE COMPENSATION

     Our executive officers receive annual salaries and are also eligible for an annual bonus. Mr. Trueger and Mr. Whitehead currently receive salaries of $300,000 and (pound)120,000 (approximately $190,000), respectively. Mr. Whitehead has agreed to waive (pound)380,000 (approximately $601,700) out of his base salary of (pound)500,000 (approximately $791,700) until he gives further notice. The amount of any annual bonus award to the Executive Chairman is determined by the Compensation Committee of the Board of Directors based on the performance of the Company and its subsidiaries. The amount of any annual bonus award to the Chief Financial Officer is determined by the Executive Chairman.

     The following table sets forth the cash and non-cash compensation paid to our Executive Chairman and Chief Financial Officer for the last three fiscal years. We have no executive officers other than Mr. Trueger and Mr. Whitehead.

                                        Summary Compensation Table

                                                                                        Long-Term
                                           Annual  Compensation                        Compensation
                         ---------------------------------------------------------    ---------------
                                                                                        Securities
   Name and Principal                                              Other Annual         Underlying          All Other
        Position           Year      Salary          Bonus       Compensation (1)         Options         Compensation (2)
                                        $              $                $                   #                   $
----------------------------------------------------------------------------------    ---------------    -----------------

Arthur I. Trueger          2002         537,500             0            9,010                  0                    0
Executive Chairman         2001         950,000     6,000,000           20,305          2,000,000                    0
                           2000       1,000,000     2,250,000           22,255                  0                    0
--------------------------------------------------------------------------------------------------------------------------
Ian K. Whitehead           2002         297,035             0                0          1,000,000              143,000
Chief Financial            2001         699,892             0                0            200,000               96,668
   Officer                 2000         615,121       298,000          186,807                  0               67,460
--------------------------------------------------------------------------------------------------------------------------

(1) Amounts include directors fees, life insurance, vacation payouts and relocation costs.

(2)  Amounts   represent   realized   appreciation   in  the  Group's   deferred
     compensation plan and pension plan contributions. The amount for 2002 relates to pension plan contributions.

Employment Agreement with the Chief Financial Officer

     Mr. Whitehead joined us in September 1990 as Chief Financial Officer. His employment is terminable either by the Company on twelve (12) months written notice or by Mr. Whitehead on six (6) months written notice.

     The base salary of the Chief Financial Officer is reviewed annually by the Executive Chairman who takes into account the performance of the Group and the contribution made by the Chief Financial Officer to the Group during the previous twelve months. Bonus awards are also determined by the Executive Chairman.

     The number of share options held by the Chief Financial Officer is reviewed annually by the Executive Chairman. Additional share option grants to the Chief Financial Officer are recommended by the Executive Chairman, at his discretion, to the Compensation Committee, which makes recommendations to the Trustees of The London Pacific Group 1990 Employee Share Option Trust.

Pension Plan

     The Group has a defined contribution plan for the Chief Financial Officer. This plan was established in 2000, with $143,000 contributed during the year ended December 31, 2002. Of the 2002 contribution, $94,000 was offset by a salary waiver.

Share Option Grants and Exercises

     Share options may be granted to the Executive Chairman under The London Pacific Group 1990 Employee Share Option Trust. The Compensation Committee of the Board of Directors considers the responsibilities and performance of the Executive Chairman and the performance of the Group when determining the number of options to be recommended to the Trustees of The London Pacific Group 1990 Employee Share Option Trust. The Trust may grant share options to other officers and employees, following recommendations from the Executive Chairman to the Compensation Committee, which, if concurring, makes recommendations to the trustees of the Trust. The objectives of this plan include retaining the best personnel and providing for additional performance incentives.

     Grants to the Executive Chairman are fully vested on the date of grant and expire seven or ten years from the date of the grant.

     Grants to the Chief Financial Officer and other employees are exercisable generally in four equal installments beginning one year from the date of the grant, subject to employment continuation, and expire seven or ten years from the date of the grant.

     The following table summarizes option grants during 2002 under The London Pacific Group 1990 Employee Share Option Trust to the Executive Chairman and the Chief Financial Officer.

                              Option Grants in 2002

                                        Percent of
                          Number of       Total
                          Securities      Options                 Market
                          Underlying    Granted to               Price on
                            Options      Employees    Exercise    Date of                         Present Value on
         Name             Granted (1)     in 2002       Price      Grant      Expiration Date     Date of Grant (2)
                              #                           $           $                                   $
--------------------------------------------------------------------------------------------------------------------

Arthur I. Trueger                   0           -           -           -                  -                   -
--------------------------------------------------------------------------------------------------------------------
Ian K. Whitehead            1,000,000       19.4%        0.43        0.43          6/10/2012             313,000
--------------------------------------------------------------------------------------------------------------------

(1) Mr. Whitehead's options were granted on June 11, 2002. Options are exercisable as follows: 30% on the grant date; 17.5% on June 11, 2003; 17.5% on June 11, 2004; 17.5% on June 11, 2005; and 17.5% on June 11, 2006.

(2) The Black-Scholes model was used to calculate the present value of the options on the date of grant. The following assumptions were used to estimate the value of the options: a five-year expected life of the options, a dividend yield of 0% as future dividends have not been assumed, expected volatility for the Company's stock of 125% and a risk-free rate of return of 3.95%.

     There were no option exercises during 2002 under The London Pacific Group 1990 Employee Share Option Trust by the named executive officers. The value of the share options held by them as of December 31, 2002 is shown in the following table.

                         December 31, 2002 Option Values

                                                                        Number of                  Value of
                                                                  Securities Underlying      Unexercised In-the-
                                                                  Unexercised Options as     Money Options as of
                                                                   of December 31, 2002     December 31, 2002 (1)
                            Shares Acquired                            Exercisable/              Exercisable/
          Name                On Exercise       Value Realized        Unexercisable             Unexercisable
                                   #                  $                     #                         $
-------------------------------------------------------------------------------------------------------------------

Arthur I. Trueger                       0                 0             3,000,000 / nil                  nil / nil
-------------------------------------------------------------------------------------------------------------------
Ian K. Whitehead                        0                 0         2,034,000 / 700,000                  nil / nil
-------------------------------------------------------------------------------------------------------------------

(1) Based on the closing price of our Ordinary Shares on December 31, 2002 ((pound)0.055 at an exchange rate of 1.61).


         Report of the Compensation Committee of the Board of Directors

     The Company's Compensation Committee of the Board of Directors (the "Committee") is comprised of two non-executive directors. The members of the Committee during 2002 were Victor A. Hebert and Gary L. Wilcox (retired on December 23, 2002). Harold E. Hughes, Jr. was appointed to the Committee on March 28, 2003. The Committee is responsible for approving and reporting to our Board of Directors the compensation of our Executive Chairman, including base salary and bonus. The Compensation Committee is also responsible for recommending share option grants for our Executive Chairman, our Chief Financial Officer and our other employees to the Trustees of The London Pacific Group 1990 Employee Share Option Trust, and for reviewing our general compensation strategy.

Compensation Philosophy and Objectives

     It is the philosophy of the Committee and the Company's management that in order to meet our goal of increasing long-term shareholder value, we must develop and maintain a compensation program that (i) attracts, motivates and retains qualified executives and (ii) aligns the financial rewards of our management with those of our shareholders.

     Compensation for our executive officers includes salary and generally an annual bonus award. All executive officers hold share options, but share options are not necessarily granted every year. In establishing the level of compensation for each executive officer, the Committee (in the case of the Executive Chairman) and/or the Executive Chairman (in the case of the Chief Financial Officer) consider many factors, with the primary factor being the Group's operating performance and financial position. Other factors include the executive officer's contribution to the advancement of the Group's operating performance and financial position, strategic accomplishments such as the development of new customers or new services and products, the development of the Group's senior management team and the executive officer's seniority. The Committee also takes into consideration the compensation levels of senior executives of comparably sized, publicly held, diversified financial services companies.

     The Committee believes that the best interests of shareholders and executives will be clearly aligned by providing executives and employees an opportunity to increase their ownership in the Company. The Committee reviews the recommendations made by management for the award of share option grants to executives and employees and if, concurring, the Committee then recommends all grants of share options for executive officers and employees to the Trustees of the London Pacific Group 1990 Employee Share Option Trust.

Compensation for the Executive Chairman

     The base salary for the Executive Chairman is reviewed annually. The Executive Chairman is also eligible for an annual bonus award, which may be paid in either cash or shares of listed equity securities held by the Group.

     As set forth under the "Summary Compensation Table" above, the Executive Chairman received total compensation of $546,510 in 2002, including base salary of $537,500. During 2002, the Executive Chairman was not granted any options to purchase Ordinary Shares. This compensation was based upon the Committee's qualitative analysis of the criteria set forth above in the second paragraph under the heading "Compensation Philosophy and Objectives."


                             COMPENSATION COMMITTEE
                                Victor A. Hebert
                   Gary L. Wilcox (retired December 23, 2002)
                Harold E. Hughes, Jr. (appointed March 28, 2003)


             Report of the Audit Committee of the Board of Directors

     Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for auditing the financial statements. The Audit Committee's responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are neither professionally engaged in the practice of accounting or auditing, nor experts in the fields of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to them and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with generally accepted accounting principles.

     The Audit Committee reviewed and discussed the Company's audited financial statements for the year ended December 31, 2002 with the Company's management and with the Company's independent auditors, BDO International and BDO Seidman, LLP. The Audit Committee discussed with BDO International and BDO Seidman, LLP the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee received the written disclosures and the letter from BDO International and BDO Seidman, LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with BDO International and BDO Seidman, LLP its independence. The Audit Committee considered and believes that the performance of services related to "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of BDO International and BDO Seidman, LLP.

     On June 19, 2002, PricewaterhouseCoopers notified the Company of its resignation as auditors for the Company and its subsidiaries and associated entities. PricewaterhouseCoopers had served as the Company's auditors since its inception as a public company in 1985. Subsequent to their audit of the Company's financial statements for 2001, PricewaterhouseCoopers was approved as the Company's auditors for 2002 at the annual general meeting of shareholders on May 7, 2002.

     The reports of PricewaterhouseCoopers on the Company's financial statements for the two years ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits for the years ended December 31, 2001 and 2000, and through June 19, 2002, there were no disagreements between the Company and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers would have caused them to make reference thereto in their report on the financial statements for such years, except that, in connection with its audit for the year ended December 31, 2001 and its review of the Company's unaudited interim financial statements for the quarter ended March 31, 2002, there were disagreements between the Company's management and the representatives of PricewaterhouseCoopers with respect to the nature, extent and categorization of the impairment reviews and fair value evaluations of portfolio securities in accordance with Statement of Financial Accounting Standard No. 115 ("SFAS 115"), "Accounting for Certain Investments in Debt and Equity Securities." These disagreements on the application of SFAS 115 were subsequently resolved to the satisfaction of PricewaterhouseCoopers.

     PricewaterhouseCoopers and the Audit Committee discussed the foregoing. The Company authorized PricewaterhouseCoopers to respond fully to the inquiries of the successor auditors concerning the subject matter of the foregoing.

     In connection with the audits for the years ended December 31, 2001 and 2000 and through June 19, 2002, there were no "reportable events" as defined within Regulation S-K Item 304(a)1(v)(A), except that, in connection with its audit of the Company's financial statements for the year ended December 31, 2001 and its review of the Company's unaudited interim financial statements for the quarter ended March 31, 2002, PricewaterhouseCoopers recommended that steps be taken to establish an internal audit function, improve the production of timely and reliable financial reports in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), and to strengthen the corporate governance structure.

     In response to these recommendations, all members of the Audit Committee now participate in all Audit Committee meetings. The loss of control of the U.S. life insurance company in August 2002 reduced the size and complexity of the Group considerably. After discussion with the new auditors, the Audit Committee felt that the appointment of an internal auditor was not necessary and that the U.S. GAAP expertise within the Company, supported by outside consultants when deemed necessary, is sufficient.

     Following a recommendation by the Audit Committee, BDO International and BDO Seidman, LLP were appointed as the Company's auditors by the Board of Directors with effect from July 31, 2002. The appointments are effective until the conclusion of the Company's next Annual General Meeting on June 12, 2003.

     For the year ended December 31, 2002, PricewaterhouseCoopers billed the Company for the following fees:

     Audit and Quarterly Review Fees                                    $173,035
     Financial Information Systems Design and Implementation Fees             $0
     All Other Fees (primarily for tax services)                         $71,304

     For the year ended December 31, 2002, BDO International and BDO Seidman, LLP billed or will bill the Company for the following fees:

     Audit and Quarterly Review Fees (estimated)                        $471,597
     Financial Information Systems Design and Implementation Fees             $0
     All Other Fees (primarily for 401(k) plan and investment manager
              performance audits)                                        $29,305

     Based on the Audit Committee's review and discussions above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.


                                 AUDIT COMMITTEE
                        Harold E. Hughes, Jr. (Chairman)
                                  John Clennett
              The Viscount Trenchard (appointed November 14, 2002)
                   Gary L. Wilcox (retired November 14, 2002)

                                SHARE PERFORMANCE

     The graph presented below compares the yearly change in the Company's cumulative total return on ADRs for the five years ended December 31, 2002, with the cumulative total returns of the S&P 500 Index and the S&P Insurance Index. The comparison assumes $100 was invested on December 31, 1997 in each of the Company ADRs, the stocks included in the S&P 500 Index, and the stocks included in the S&P Insurance Index. It also assumes reinvestment of all dividends.


                 Comparison of Five-Year Cumulative Total Return




[GRAPH]


                                    ---------- ----------- ----------- ----------- ----------- -----------
                                       1997        1998        1999        2000        2001         2002
----------------------------------- ---------- ----------- ----------- ----------- ----------- -----------
London Pacific Group Limited         $ 100.00    $ 112.47    $ 335.11    $ 286.02    $ 156.65    $   2.01
----------------------------------- ---------- ----------- ----------- ----------- ----------- -----------
S&P 500 Index                        $ 100.00    $ 128.58    $ 155.63    $ 141.46    $ 124.65    $  97.10
----------------------------------- ---------- ----------- ----------- ----------- ----------- -----------
S&P Insurance Index                  $ 100.00    $ 108.42    $ 115.14    $ 153.65    $ 133.26    $ 104.52
----------------------------------- ---------- ----------- ----------- ----------- ----------- -----------


            OTHER INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Related Transactions

     We paid legal fees of approximately $130,000 during 2002 to a law firm of which one of our directors, Victor A. Hebert, is a member.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee during 2002 were Victor A. Hebert and Gary L. Wilcox, neither of whom have ever been an executive officer or employee of the Group. Gary L. Wilcox retired from the Board of Directors and Compensation Committee on December 23, 2002.

     Victor A. Hebert is a senior member of the law firm Heller, Ehrman, White & McAuliffe LLP in San Francisco, California. We retain this law firm from time to time as legal counsel on various matters.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and related regulations require our directors, executive officers, and anyone holding more than 10% of the Company's Ordinary Shares to report their initial ownership of the Company's Ordinary Shares and any changes in that ownership to the Securities and Exchange Commission. We are required to disclose in this Proxy Statement the failure of any reporting person to file these reports when due. To our knowledge, based solely on our review of copies of such reports received by us, we believe that during 2002, all reporting persons of the Company satisfied these filing requirements.

                                  OTHER MATTERS

     We know of no other matters to be presented at the Annual General Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the Meeting, the persons named as proxies will have discretionary authority to vote the shares underlying the ADRs represented by the accompanying proxy in accordance with their own judgment.


                             ADDITIONAL INFORMATION

Shareholder Proposals for 2004 Annual General Meeting

     ADR holders are entitled to present proposals for action at a forthcoming meeting of shareholders if they comply with the requirements of the Securities and Exchange Commission's proxy rules. Any proposals intended to be presented at the 2004 Annual General Meeting of Shareholders of London Pacific Group Limited must be received at our registered office in Jersey, Channel Islands on or before December 19, 2003 in order to be considered for inclusion in our proxy materials relating to such meeting.

Availability of Annual Report on Form 10-K

     A copy of our Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, will be furnished without charge to ADR holders upon receipt by us of a request addressed to:

                       Ronald W. Green, Secretary
                       London Pacific Group Limited
                       Minden House, 6 Minden Place
                       St. Helier, Jersey JE2 4WQ
                       Channel Islands


     The enclosed form of proxy has been prepared at the direction of the Company, of which you are an ADR holder, and is sent to you at the request of our Board of Directors.


London Pacific Group Limited
By Order of the Board of Directors


/s/R.W. Green

Ronald W. Green
Secretary


St. Helier
Jersey, Channel Islands

April 17, 2003

PRELIMINARY COPIES


                          London Pacific Group Limited
               Instructions to The Bank of New York, as Depositary
        (Must be received prior to the close of business on June 5, 2003)
     This proxy is solicited on behalf of the Company's Board of Directors.

The undersigned registered holder of one or more American Depositary Receipts (" Receipts")of London Pacific Group Limited (the "Company")hereby requests and instructs The Bank of New York, as Depositary, to vote or cause to be voted the number of shares represented by such Receipt(s)of the Company, registered in the name of the undersigned on the books of the Depositary as of the close of business April 9, 2003, at the Annual General Meeting of the Shareholders of the Company to be held on June 12, 2003, in respect of the resolutions specified on the reverse.

NOTES: The Depositary shall not vote or attempt to exercise the right to vote that attaches to the shares or other Deposited Securities, other than in accordance with such instructions. If this form is not signed, dated and returned, the Depositary will not vote such shares.









   To change your address, please mark this box.  /   /


   To include any comments, please mark this box. /   /


Please complete and date this proxy on the reverse side and return it promptly in the accompanying envelope.

                             DETACH PROXY CARD HERE




         Mark, Sign, Date and Return                           /X/
/   /    the Proxy Card Promptly                      Votes must be indicated
         Using the Enclosed Envelope.                 (x)in Black or Blue ink.



Ordinary Business                                        FOR    AGAINST  ABSTAIN
1. To receive the report of the directors and           /   /    /   /     /   /
   the financial statements for the year ended
   December 31, 2002, together with the report of the independent auditors thereon.

2. To re-elect a director, Mr. John Clennett,           /   /    /   /     /   /
   who is retiring by rotation.


3. To re-appoint BDO International and BDO              /   /    /   /     /   /
   Seidman, LLP as independent auditors of the Company for the year ending December 31, 2003 and to authorize the directors to fix their remuneration.

Special Business
4. To change the name of the Company to "Berkeley       /   /    /   /     /   /
   Technology Limited."

Other Business
5. To act on any other matters that may properly        /   /    /   /     /   /
   come before the meeting.

The Board of Directors knows of no other matters which may be presented for shareholder action at the meeting. To date, no shareholder proposals have been received by us. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon such matters in accordance with their best judgement.

                                 [SCAN LINE]


The Voting Instruction must be signed by the person in whose name the relevant Receipt is registered on the books of the Depositary. In the case of a Corporation, the Voting Instruction must be executed by a duly authorized Officer or Attorney .

This proxy card is valid only when signed and dated.


Date               Share Owner sign here                  Co-Owner sign here
/     /            /                    /                 /                   /